INVESTKentucky June 3, 2004 Exhibit 99

MANAGEMENT PRESENTERS Ron Geary Chairman, President and Chief Executive Officer Bryan Shaul Executive Vice President and Chief Financial Officer

FORWARD-LOOKING STATEMENT Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare's actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward - looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

COMPANY HISTORY Organic growth focus-adding new homes to fill-in existing markets Infrastructure update substantially complete Went public in 1992 and developed nationwide footprint thru acquisitions in 1997 - 2000 Entered disabilities market in 1978 Founded in 1974 as Job Corps contractor 49 consecutive quarters of revenue growth over prior year quarter

GEOGRAPHIC PRESENCE 33 states, Washington, D.C., Puerto Rico and Canada PR Niagara-on-the-Lake, Ontario, Canada CA CO NE KS OK NM TX IL IN OH WV KY TN LA FL NY NJ MO GA AZ NC VA PA IA SC UT WA MS AL NV Washington, D.C. MI

Youth Services Foster Care Alternative -Site Schools Charter Schools Community Group Homes Outdoor Therapeutic Programs Emergency Shelters Residential Treatment Centers Staff Secure Programs Secure Detention Facilities SPECIAL NEEDS MARKETS Job Corps Basic Education Vocational Skills Career Counseling/ Placement Life Skills Programs Residential Services Social Skills Training Behavioral Intervention Functional Skills Training Vocational Skills Training Counseling and Therapy Supported Employment Special Needs Population $75 Billion Market Opportunity Disabilities Services $35 billion Youth Services $40 billion

PAYOR MIX Medicaid reimbursement through 28 state programs Medicaid Dept of Labor Others 76% 15% 9% No Medicare

BUSINESS SEGMENTS LTM - Ended 3/31/04 ($ in millions) Disabilities Services Training Services Youth Services Revenues $ 747.9 $ 168.7 $ 51.4 $ -- $ 968.0 Total Corporate Operating income $ 68.0 $ 18.7 $ 2.2 $ (43.2) $ 45.7 Add: Depreciation & amortization 6.7 -- 1.3 4.3 12.3 Other expense -- -- -- 2.2 (1) 2.2 (1) Includes a charge for the 2003 refinancing. EBITDA $ 74.7 $ 18.7 $ 3.5 $ (36.7) $ 60.2

DISABILITIES SERVICES No federally mandated reimbursement rates State and local agencies are responsible for establishing rates based on individual needs States must offer services to receive federal Medicaid matching funds National Advocacy Campaign focuses on direct support wages In 2002 reimbursement rates increased approximately 0.5% in aggregate Small portion of most state Medicaid budgets In 2003 reimbursement rates decreased approximately 0.3% in aggregate For 2004 reimbursement rates are expected to be relatively flat.

4.6 million people with developmental disabilities in U.S. DEVELOPMENTAL DISABILITIES DEMOGRAPHICS Residential Services 460,000 Waiting Lists 220,000 Family Caregivers 2.6 million Other 1.3 million 25% of family caregivers over 60 years old

DEVELOPMENTAL DISABILITIES GROWTH DRIVERS Strong Demand Due to Demographics - Aging family caregivers Legislation & Litigation - Americans with Disabilities Act - June 1999 Olmstead decision Privatization Trend - State operated programs decreased from 51.4% in 1977 to 11% in 2000 Rise of Vocal Advocacy Groups - ARC, AAMR Pressure to Reduce State Compiled Waiting Lists - Lawsuit Driven

VALUE ADDED SERVICES CLIENTS Improved quality of life and self-empowerment Active participation in community life Opportunities for self-employment/job training Individualized support in a positive environment Proximity to family and friends FAMILY Reduced burden of care Respite services to assist Improved proximity and access GOVERNMENT AGENCIES Cost-effective alternative to state programs Reduced administrative & organizational burden Privatization trend & public-private partnerships

DISABILITIES SERVICE DELIVERY MODELS ICF/MR Group Home ICF/MR Facility Periodic In-Home Services Staffed Waiver Home Host Home State Institution Supported Employment Day Habilitation Services Self directed services

RESCARE DISABILITIES SERVICES People Served Sites Larger Facilities 850 13 Group Homes and Supported Living 12,000 2,500 In-Home, Periodic Services 6,000

DISABILITIES SERVICES

REIMBURSEMENT LANDSCAPE States have been under significant budget pressures States face continued demographic and waiting list pressures Advocacy groups increasing legislative pressures States considering closure of additional institutions to save money Reimbursement rates have been essentially flat in the aggregate for last two years Expected to continue flat through 2004 Each state has its own reimbursement system

ORGANIC GROWTH Periodic in-home services Double digit growth since 2001 Expect trend to continue Over 40% are services to elderly Tuck-Ins represent contra-cyclical opportunity 2003 completed 15 tuck-ins with annualized revenues of $11million 2004 expect to complete tuck-ins representing annualized revenues of $30 million New Homes provide accretive margins 2002 - 164 homes added 2003 - 166 homes added 2004 - 104 homes to be added

ORGANIC GROWTH OPPORTUNITIES - 2004 Periodic/In-home Services Disabilities Services Growth opportunities in both disabilities services and elder care Rolling out managed care adaptation for MR/DD piloted in Arizona Economically distressed operations may be "tucked into" our existing operations Filling in our existing clusters by continuing to open new homes Expanding Foster Care Services

JOB CORPS/TRAINING SERVICES

RESCARE JOB CORPS Second largest Job Corps contractor 16 centers in 12 states & Puerto Rico serving approximately 6,900 students Operate and sub-contract for 5 additional centers Low capital intensity 30 years experience and quality provider

ARBOR E&T Arbor E & T has 20 years experience Approximately 80 contracts in 8 states Serves over 5,000 under-skilled persons each year with a goal of employment Low capital intensity Funding primarily from HHS and DOL to local agencies Expanding opportunities

KEY INVESTMENT CONSIDERATIONS Leading Market Position Strong Long Term Market Drivers Market Leading Platform Franchise Stable and Recurring Revenues Established Relationships with Government Agencies and Advocacy Groups Proven Ability to Grow During Adverse Economic Conditions Motivated and Experienced Management Team

FINANCIAL OVERVIEW

SIZE COUNTS Standardized quality control processes Integrated management systems Robust risk management systems Comprehensive compliance programs Balanced culture - entrepreneurial and social services

LEVERAGING SCALE BENEFITS Efficiencies of scale drive incremental margin expansion Acquired operations generated higher margins, on a comparative basis, post acquisition Company-wide buying leverage provides discounts on controllable costs Reimbursement rate increases provide greater leverage across a broad base of business

NEW CREDIT FACILITY $100 million senior secured revolving credit facility with $65 million sub-limit for the issuance of standby letters of credit. Bank One Capital Markets $35 million term loan Maximum Leverage of 4.25 Minimum Fixed Charge of 1.20 Closed December 31, 2003 Matures 2008

EQUITY INFUSION On March 10, 2004 Onex Partners, LP agreed to invest $50.5 million in Convertible Preferred Shares Net proceeds to company will be used to fund growth Onex Partners will also acquire 3.7 million shares of common stock from three insiders At closing Onex Partners will appoint 3 Directors to our Board of Directors

PROXY NOTIFICATION ResCare will be submitting the proposed investment by Onex Corporation for Shareholder approval at its 2004 Annual Meeting, which is scheduled for June 23rd. We urge Shareholders to read the Proxy Statement, which contains important information about the Onex transaction. Copies of agreements relating to the Onex transaction were filed as exhibits to ResCare's recently filed 10-K, 8-K and Proxy Statement. These documents can be obtained free of charge at the SEC website www.sec.gov.

HISTORICAL BALANCE SHEET ($ in millions) Cash A/R Net PP&E Total Assets Senior Bank Debt Senior Unsecured Debt Convertible Debt Other Debt/Leases Total Debt Equity Net Debt $ 59.0 132.2 58.8 $ 534.9 0 150.0 118.8 8.0 $ 269.7 $ 174.1 $ 210.7 FY 2001 $ 72.1 124.6 61.7 $ 546.6 0 150.0 106.2 6.2 $ 262.4 $ 177.2 $ 190.3 FY 2002 $ 23.4 129.2 68.4 $ 503.0 22.0 150.0 12.8 4.9 $ 189.7 $ 192.3 $ 166.3 FY 2003 3/31/04 $ 37.7 136.5 67.8 $ 523.4 21.1 150.0 12.8 3.7 $ 187.6 $ 198.8 $ 149.9

HISTORICAL OPERATING RESULTS ($ in millions) Revenue Net Income (1) Fully Diluted EPS EBITDA (1) EBITDA Margin Capital Expenditures FY 2001 $ 885.7 $ 16.0 $ 0.66 $ 57.5 6.5% $ 9.3 FY 2002 $ 919.7 $ 12.4 $ 0.50 $ 55.4 6.0% $ 13.7 FY 2003 $ 961.3 $ 14.8 $ 0.60 $ 59.7 6.2% $ 14.1 (1) Actual results exclude specified items. (2) For 2004, as a result of our debt restructuring, ResCare expects net interest expense to decline from $24 million in 2003 to approximately $22 million in 2004. Depreciation, amortization and the income tax rate should remain relatively unchanged in 2004. Guidance '04 (2) $ 1,000 - 1,020 $ 18.5 - 20.0 $ 0.72 - 0.77 $ 63 - 66 6.3 - 6.5% $15.0 $ 968.0 $ 15.8 $ 0.63 $ 60.2 6.2% $ 11.8 LTM 3/31/04

Reconciliation of Non-GAAP Information ($ in millions)

RESCARE STRENGTHS Demonstrated ability to grow in an adverse economy Expect incremental gains as economy improves Proven track record on acquisition strategy Right time to move forward